SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 15, 2008

EXACT SCIENCES CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-32179	02-0478229
(Commission File Number)	(IRS Employer Identification No.)

100 Campus Drive, Marlborough, Massachusetts	01752
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (508) 683-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On July 17, 2008, EXACT Sciences Corporation (the “Company”) filed a Current Report on Form 8-K with the Securities and Exchange Commission regarding, among other things, the Company’s reduction in force effective August 1, 2008 (the “Original Filing”). The Company is filing this Form 8-K/A to amend the Original Filing to disclose an additional non-cash restructuring charge in the third quarter of 2008 relating to the write-off of leasehold improvements abandoned in connection with the Company’s reduction in force announced under Item 2.05 of the Original Filing. The disclosure under Item 2.05 of the Original Filing is hereby replaced in its entirety by the disclosure under Item 2.05 of this Amendment No. 1.  No other changes have been made to the Original Filing.

Item 2.05               Costs Associated With Exit or Disposal Activities.

On July 16, 2008, the Company notified eight employees, representing 67% of the Company’s workforce, of their termination from the Company, effective August 1, 2008, under a plan of termination described in paragraph 8 of FASB Statement of Financial Accounting Standards No. 146 “Accounting For Costs Associated With Exit or Disposal Activities,” pursuant to which charges will be incurred under generally accepted accounting principles (the “Restructuring”).  The Restructuring, which was approved by the Company’s Board of Directors on July 15, 2008, was initiated in connection with the Company’s revised corporate strategy of reducing costs to better preserve existing cash.

The Company recorded restructuring charges of $255,000 in the third quarter of 2008 in connection with the Restructuring relating to one-time employee termination benefits, including severance, outplacement and other fringe benefits.  These charges will result in future cash expenditures.  In addition, the Company incurred a non-cash restructuring charge in the third quarter of 2008 of $281,000 relating to the write-off of leasehold improvements abandoned in connection with the Restructuring.

Information contained in this Current Report on Form 8-K/A that relates to the Company’s anticipated expense reductions, restructuring charges, financial performance, business prospects and plans, and similar matters are “forward-looking statements” within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. These statements involve risks and uncertainties that could cause our actual results to differ materially from the future results expressed or implied by the forward-looking statements. All information set forth herein is current as of the date of this Current Report on Form 8-K/A.  The Company undertakes no duty to update any statement in light of new information or future events except as required by applicable law.  For further information regarding risks and uncertainties associated with the Company’s business, please refer to the “Risk Factors” section of the Company’s filings with the Securities and Exchange Commission, including, but not limited to, its latest Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXACT Sciences Corporation

November 7, 2008	By:	/s/ Charles R. Carelli, Jr.
Charles R. Carelli, Jr.
Senior Vice President, Chief Financial
Officer, Treasurer and Secretary